UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 10, 2007

                               STEVEN MADDEN, LTD.
             (Exact name of registrant as specified in its charter)


           Delaware                     000-23702               13-3588231
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 (State or other jurisdiction     (Registration Number)       (IRS Employer
      of incorporation)                                     Identification No.)

    52-16 Barnett Avenue, Long Island City, New York            11104
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        (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 10, 2007, Steven Madden, Ltd. (the "Company") and Daniel M. Friedman, Daniel M. Friedman & Associates, Inc. and DMF International, Ltd. (collectively, "DMF") executed the Amendment to Earn-Out Agreement (the "Amendment"), which further amended the Earn-Out Agreement, dated as of February 7, 2006, by and between the Company and DMF, as previously amended. Attached hereto and incorporated herein by reference as Exhibit 10.1 is the Amendment.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) Exhibit 10.1    Amendment to Earn-Out Agreement among the Company and DMF, dated as of April 10, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              STEVEN MADDEN, LTD.


                                              By: /s/ JAMIESON A. KARSON
                                                  ------------------------------
                                                  Name:  Jamieson A. Karson
                                                  Title: Chief Executive Officer


Date:  April 16, 2007

                                  EXHIBIT INDEX


DOC. NO.          DOCUMENT DESCRIPTION

Exhibit 10.1 Amendment to Earn-Out Agreement among the Company and DMF, dated as of April 10, 2007.